================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 33-48863) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [X]
                         POST-EFFECTIVE AMENDMENT NO. 8
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 10

                       VANGUARD BALANCED INDEX FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
           on March 28, 1997, pursuant to paragraph (b) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 OF THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24f-2 NOTICE FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996 WITH THE COMMISSION ON FEBRUARY 19, 1997.

================================================================================

                       VANGUARD BALANCED INDEX FUND, INC.

                             CROSS REFERENCE SHEET

FORM N-1A
ITEM NUMBER                                                          LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Not Applicable
    Item 3.   Condensed Financial Information...............   Fund Expenses
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Funds.......................   Directors and Officers; Management of
                                                               the Funds
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Your Shares; The
                                                               Share Price of the Fund; Dividends,
                                                               Capital Gains, and Taxes; General
                                                               Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

FORM N-1A                                                            LOCATION IN STATEMENT
ITEM NUMBER                                                        OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Management of the Fund
   Item 13.   Investment Objective and Policies.............   Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund
   Item 16.   Investment Advisory and Other Services........   Management of the Fund
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   Financial Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

--------------------------------------------------------------------------------

================================================================================

[VANGUARD BALANCED INDEX FUND LOGO]
                                                  A Member of The Vanguard Group
================================================================================

PROSPECTUS -- MARCH 28, 1997
--------------------------------------------------------------------------------

NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT -- 1-800-662-7447
(SHIP)
--------------------------------------------------------------------------------

SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT -- 1-800-662-2739
(CREW)
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
AND POLICIES          Vanguard Balanced Index Fund, Inc. (the "Fund") is an
                      open-end diversified investment company that invests in a
                      portfolio of common stocks and bonds. The objective of the
                      Fund is to replicate, with respect to 60% of its assets,
                      the investment performance of the Wilshire 5000 Index (the
                      "Wilshire 5000") and, with respect to 40% of its assets,
                      the investment performance of the Lehman Brothers
                      Aggregate Bond Index (the "Lehman Brothers Index"). There
                      is no assurance that the Fund will achieve its stated
                      objective. Shares of the Fund are neither insured nor
                      guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT To open a regular (non-retirement) account, please complete and return the Account Registration Form. If you need assistance in completing this Form, please call our Investor Information Department. To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m. (Eastern time). The minimum initial investment is $3,000 or $1,000 for Uniform Gifts/Transfers to Minors Act accounts. The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, the Fund incurs expenses for management, administrative, and distribution services. Shareholders will also incur a $10 annual account maintenance fee, deducted at a rate of $2.50 per quarter from the dividend income of each Fund account.
--------------------------------------------------------------------------------

ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Fund before you
                      invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing
                      additional information about the Fund has been filed with
                      the Securities and Exchange Commission. This Statement is
                      dated March 28, 1997 and has been incorporated by
                      reference into this Prospectus. A copy may be obtained
                      without charge by writing to the Fund or by calling the
                      Investor Information Department.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                  Page                                       Page                                      Page
Fund Expenses ...................... 2     Investment Limitations ............ 12     SHAREHOLDER GUIDE
Financial Highlights ............... 3     Management of the Fund ............ 12     Opening an Account and
Yield and Total Return ............. 3     Investment Adviser ................ 13     Purchasing Shares ................ 17
       FUND INFORMATION                    Dividends, Capital Gains                   When Your Account Will
Investment Objective  .............. 4     and Taxes ......................... 13     Be Credited ...................... 20
Investment Policies ................ 4     The Share Price of                         Selling Your
Investment Risks  .................. 6     the Fund .......................... 15     Shares ........................... 20
Who Should Invest .................. 7     General Information ............... 15     Exchanging Your Shares ........... 22
Implementation of Policies.......... 8                                                Important Information About
                                                                                      Telephone Transactions ........... 23
                                                                                      Transferring Registration ........ 24
                                                                                      Other Vanguard Services .......... 24

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that you would incur as a shareholder of the Fund. The expenses and fees set forth in the table are for the 1996 fiscal year.

                                                    SHAREHOLDER TRANSACTION EXPENSES
                           -----------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases...............................                None
                           Sales Load Imposed on Reinvested Dividends....................                None
                           Redemption Fees...............................................                None
                           Exchange Fees.................................................                None
                                                     ANNUAL FUND OPERATING EXPENSES
                           -----------------------------------------------------------------------------------
                           Management & Administrative Expenses*.........................                0.12%
                           Investment Advisory Fees......................................                0.01
                           12b-1 Fees....................................................                None
                           Other Expenses
                             Distribution Costs..........................................     0.02%
                             Miscellaneous Expenses......................................     0.05
                                                                                              ----
                           Total Other Expenses..........................................                0.07
                                                                                                        ------
                                    TOTAL FUND OPERATING EXPENSES........................                0.20%
                                                                                                        ======
                           * In addition to these costs, shareholders will incur an annual account maintenance fee of $10. This fee will be waived for shareholders with an account balance of
                             $10,000 or more.

                      The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund.

FUND ASSESSES
A $10 ACCOUNT
MAINTENANCE FEE       The Fund assesses an annual account maintenance fee of $10 to allocate part of the fixed costs of maintaining shareholder accounts equally to all accounts. This fee, which is paid directly by shareholders, is deducted at a rate of $2.50 per quarter from the Fund's quarterly dividend. See "Dividends, Capital Gains and Taxes" for more information on this fee. The $10 fee amounts to 1.00%
                      on a $1,000 investment in the Fund, 0.33% on a $3,000 investment. This fee will be waived for shareholders with an account balance of $10,000 or more.

                      The Fund reserves the right to deduct a transaction fee, ranging from 0.15% to 0.25%, from a purchase of Fund shares, if such purchase or cumulative purchases are of a size that is reasonably deemed to be disruptive to efficient portfolio management. The fee will be paid to the Fund to offset transaction costs of buying securities. The fee is not paid to Vanguard and is not a sales charge.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. A $10 annual fee payable on accounts of less than $10,000 is not included.


                                1 YEAR        3 YEARS       5 YEARS       10 YEARS
                                -------       -------       -------       --------
                                  $ 2           $ 6           $11           $ 26

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period have been audited by Price
                      Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto which, together with the remaining portions of the Fund's 1996 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional
                      Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1996 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1996 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.


                                                                                                     SEPT. 28+,
                                                                YEAR ENDED DECEMBER 31,             TO DEC. 31,
                                                          1996      1995       1994       1993          1992
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................   $12.77    $10.34     $10.91     $10.31        $10.00
                                                         ------    ------     ------     ------     -----------
INVESTMENT OPERATIONS
  Net Investment Income...............................      .50       .45        .41        .39           .08
  Net Realized and Unrealized Gain (Loss) on
    Investments.......................................     1.26      2.48       (.58)       .63           .31
                                                         ------    ------     ------     ------     ----------
    TOTAL FROM INVESTMENT OPERATIONS..................     1.76      2.93       (.17)      1.02           .39
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income................     (.49)     (.45)      (.40)      (.39)         (.08)
  Distributions from Realized Capital Gains...........     (.12)     (.05)        --       (.03)           --
                                                         ------    ------     ------     ------     ----------
    TOTAL DISTRIBUTIONS...............................     (.61)     (.50)      (.40)      (.42)         (.08)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........................   $13.92    $12.77     $10.34     $10.91        $10.31
================================================================================================================
TOTAL RETURN**........................................    13.95%    28.64      (1.56)%    10.00%         3.69%
================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)..................     $826      $590       $403       $367          $109
Ratio of Expenses to Average Net Assets...............     0.20%     0.20%      0.20%      0.20%         0.22%*
Ratio of Net Investment Income to Average Net
  Assets..............................................     3.69%     3.85%      3.86%      3.53%         3.76%*
Portfolio Turnover Rate...............................       37%++     16%        16%        25%           17%
Average Commission Rate Paid..........................   $.0226       N/A        N/A        N/A           N/A

 * Annualized.
** Total return figures do not reflect the annual account maintenance fee of $10. Subscription period for the Fund was from September 28, 1992, to November 8, 1992, during which time all assets were held in money market instruments. Performance measurement begins on November 9, 1992.
 + Commencement of operations.
++ Fund turnover rate excluding in-kind redemption was 30%.

--------------------------------------------------------------------------------

YIELD AND
TOTAL RETURN          From time to time the Fund may advertise its yield and
                      total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that the net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's reports to shareholders.

                      Additionally, the Fund may compare its performance to a number of indexes, including the Wilshire 5000, the Lehman Brothers Aggregate Bond Index, and a composite of the two.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE

THE FUND SEEKS
TO TRACK THE
WILSHIRE 5000 AND THE
LEHMAN BROTHERS
INDEX The Fund is an open-end diversified investment company that invests in a portfolio of common stocks and bonds. The objective of the Fund is to replicate, with respect to 60% of its assets, the investment performance of the Wilshire 5000 and, with respect to 40% of its assets, the investment performance of the Lehman Brothers Aggregate Bond Index ("Lehman Brothers Index"). There is no assurance that the Fund will achieve its stated objective.

                      The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. The Lehman Brothers Index measures the total return (capital change plus income) provided by a universe of fixed-income securities, weighted by market value. The securities included in the index generally have an outstanding market value of at least $100 million, are of investment grade quality and are readily available in the marketplace.

                      The investment objective of the Fund is not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified of any material change in the Fund's objective.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES

THE FUND USES A
"PASSIVE" APPROACH
TO INVEST IN STOCKS
AND BONDS             The Fund is not managed according to traditional methods
                      of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.
                      Instead, the Fund, utilizing a "passive" or "indexing" investment approach, will attempt to duplicate the investment performance of the stock and bond markets through statistical procedures. The Fund is managed without regard to tax ramifications.

                      Under normal circumstances, the Fund will invest 60% of its net assets in a portfolio of common stocks selected to track the Wilshire 5000 and 40% of its net assets in a portfolio of investment-grade bonds designed to track the Lehman Brothers

                      Aggregate Bond Index (the "Lehman Brothers Index"). The Fund may also invest in certain short-term fixed-income securities such as cash reserves, although cash and cash equivalents are normally expected to represent less than 1% of the Fund's assets.

                      The Fund's common stock portfolio is designed to have investment characteristics that parallel those of the Wilshire 5000. The Fund is expected to invest in approximately 500 of the largest securities in the Wilshire 5000 as measured by market capitalization and a representative sample of the remainder. Typically, the Fund will hold between 2,200 and 2,400 stocks, which are selected primarily on the basis of market capitalization and industry weightings.

                      The Fund's bond portfolio is designed to have investment characteristics that parallel those of the Lehman Brothers Index, a broad market-weighted index which encompasses four major classes of investment grade fixed-income securities in the United States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year. The Fund will invest in a representative sample of fixed-income securities in the Lehman Brothers Index, which, taken together, are expected to perform similarly to the Index.

                      The Fund may, from time to time, substitute one type of investment grade bond for another. For instance, the Fund may hold more short-term corporate bonds (fewer short-term U.S. Treasury bonds) than represented in the Index so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk. In addition, current investment policy restricts corporate substitutions to issues with less than 4 years remaining to maturity and in aggregate no more than 15% of net assets. Overall, credit risk is expected to be very low for the Fund.

                      The Fund may also invest up to 30% of its assets in stock or bond futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Fund will not invest in futures contracts, options, or cash reserves as part of a temporary defensive strategy, such as lowering the Fund's investment allocation in common stocks to protect against potential stock market declines. The Fund intends to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of the Wilshire 5000 and Lehman Brothers Indexes. See "Implementation of Policies" for a description of these and other investment practices of the Fund.

                      The Fund is responsible for voting the shares of all securities it holds.

                      These investment policies are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any material change in the Fund's policies.
--------------------------------------------------------------------------------

INVESTMENT RISKS

INVESTORS ARE EXPOSED
TO STOCK MARKET AND
INTEREST RATE RISK    As with any investment program, the Fund entails certain
                      risks. As a mutual fund investing 60% of its assets in common stocks, the Fund is subject to STOCK MARKET
                      RISK -- i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

                      To illustrate the volatility of stock prices, the following table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1996, as measured by the Standard & Poor's 500 Composite Stock Price Index. (The Standard & Poor's 500 Index is shown here, because the S&P 500 Index, unlike the Wilshire 5000, has been in existence for all of the periods shown.)


                               AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1996)
                               OVER VARIOUS TIMES HORIZONS
                                          1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                          ------     -------     --------     --------
                               Best       +53.9 %     +23.9%       +20.1%       +16.9%
                               Worst      -43.3 %     -12.5%       - 0.9%       + 3.1%
                               Average    +12.7 %     +10.4%       +10.8%       +10.8%


                      As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.8% for all 10-year periods from 1926 to 1996. The return in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year. (Moreover, because the Fund invests in common stocks in the Wilshire 5000, which includes large-, medium- and small-capitalization companies, the Fund's stock holdings may be more volatile than the results shown here.)

                      Since the Fund also invests in bonds, investors in the Fund are also exposed to INTEREST RATE RISK -- i.e., fluctuations in the market value of bonds due to changing interest rates. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stocks, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices. For example, bond prices fell 48% from December 1976 to September 1981. However, a decline in the market value of bonds may be offset in whole or in part by the high level of income that bonds provide.

                      To a limited extent, the Fund is also subject to credit risk -- i.e., the likelihood that a bond issuer will fail to make timely payments of interest and principal to the Fund. Such CREDIT RISK is expected to be low, however, due to the credit quality and diversification of the Fund's bond investments.

                      From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially lower return) than a mutual fund investing exclusively in common stocks.
--------------------------------------------------------------------------------

WHO SHOULD
INVEST

INVESTORS SEEKING A
BALANCE BETWEEN
CURRENT INCOME AND
CAPITAL GROWTH
                      The Fund is designed for conservative investors seeking a long-term investment offering both current income and the potential for capital growth. By balancing its investments among common stocks and bonds, the Fund is expected to provide lower investment risk and share price volatility than a mutual fund which invests exclusively in common stocks. The Fund is thus suitable for investors who wish to gain exposure to the potential capital growth provided by the stock market, while limiting investment risk. Such a balanced investment program might be particularly well-suited to long-term investment objectives such as retirement savings. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs the Fund has adopted the following policies. The Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Fund reserves the right to suspend the offering of its shares.


                      The Fund also offers investors the advantages of a "passive" approach to investing. These include low investment costs, exceptional diversification among a wide range of stocks and bonds, minimal portfolio turnover, and relative predictability. Unlike other mutual funds, which generally attempt to "beat" market averages with often unpredictable results, the Fund seeks to "match" the performance of its underlying indexes and thus is expected to provide a highly predictable return relative to these benchmarks.


                      However, shareholders should expect to be fully exposed to the market risks inherent in investing in stocks and bonds. As the prices of stocks and bonds may be volatile, only investors able to tolerate short-term, possibly substantial fluctuations in the value of their investment, brought about by generally declining stock or bond prices, should contemplate an investment in the Fund. The balanced investment approach of the Fund tends to reduce exposure to stock and bond market risks; it does not eliminate them.

                      Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.
--------------------------------------------------------------------------------

IMPLEMENTATION
OF POLICIES           The Fund utilizes a number of investment practices in an
                      effort to achieve its stated investment objective.

THE FUND INVESTS IN
A SAMPLE OF ALL U.S.
COMMON STOCKS         The Fund's common stock investments will be selected from
                      securities included in the Wilshire 5000, an index of all regularly and publicly traded U.S. common stocks that trade on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. Approximately 7,000 stocks, including large-, medium-, and small-capitalization companies, are included in the Wilshire 5000, which serves as a proxy for the complete
                      U.S. stock market.

                      Under normal circumstances, the Fund will invest 60% of its net assets in common stocks included in the Wilshire 5000. In an effort to replicate the investment performance of the Wilshire 5000, the Fund's common stock holdings will include approximately 500 of the largest market capitalization stocks in the Index and an additional representative sample of the remaining stocks. The high transaction costs and illiquidity of many of the smaller stocks in the Wilshire 5000 make complete replication of the Index's holdings impractical.

COMMON STOCKS ARE
SELECTED USING
OPTIMIZATION
TECHNIQUES
                      The stocks of the Wilshire 5000 included in the Fund are selected using a statistical technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, and debt-to-asset ratios, as well as dividend yields) match those of the Wilshire 5000. For instance, if 10% of the capitalization of the Wilshire 5000 consists of utility companies with relatively large market capitalizations, then the Fund's stock holdings are constructed so that approximately 10% of the Fund's stocks represent utilities with relatively large capitalizations.

                      The Fund is not sponsored, endorsed, sold or promoted by Wilshire Associates. Wilshire(R) and Wilshire 5000(R) are registered service marks of Wilshire Associates.

THE FUND INVESTS
IN A SAMPLE OF ALL
U.S. INVESTMENT
GRADE DEBT            Under normal circumstances, the Fund will invest 40% of
                      its net assets in fixed-income securities included in the Lehman Brothers Index, an index of U.S. investment-grade, fixed-income securities. More than 5,500 individual bond issues, including U.S. Treasury and Government agency securities, corporate debt obligations, and mortgage-backed securities are included in the Lehman
                      Brothers Index.

                      The securities included in the Lehman Brothers Index in which the Fund may invest generally meet the following criteria, as defined by Lehman Brothers: an effective maturity of not less than one year; an outstanding market value of at least $100 million; investment grade quality -- i.e., rated a minimum of Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation; and general availability in the marketplace. If a security held in the Fund's portfolio is downgraded to a rating below these minimum standards, the Fund may continue to hold it until such time as the adviser deems it most advantageous to dispose of the security.

BONDS ARE SELECTED
USING A STRATIFIED
SAMPLING TECHNIQUE    The Fund will be unable to hold all of the individual
                      issues which comprise the Lehman Brothers Index because of the large number of securities involved. Instead, the Fund will hold a representative sample of the securities in the Index, selecting a few issues to represent entire
                      "classes" or types of securities in the Index. The Fund will be constructed so as to approximately match the composition of its benchmark index, after adjusting for the corporate substitution policy described on page 5.

                      At the broadest level, and adjusted for the corporate substitution strategy, the Fund will seek to hold securities which reflect the weighting of the major asset classes in the Lehman Brothers Index -- U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. For example, if U.S. Treasury and agency securities represent approximately 60% of the Index's interest rate risk, then approximately 60% of the Fund's interest rate risk will come from such securities. Similarly, if corporate bonds represent 20% of the interest rate risk of the Index, then they will represent approximately 20% of the interest rate risk of the Fund.




THE FUND'S RETURNS    Such a sampling technique is expected to be an effective
SHOULD BE CLOSELY     means of substantially duplicating the income and capital
CORRELATED WITH ITS   returns provided by each index. Over time, the correlation
UNDERLYING INDEXES    between the performance of the Fund and its Indexes is
                      expected to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gain distributions, increases or decreases in exact proportion to changes in the Index
                      (without taking into consideration the effect of the Fund's common stock holdings). The performance of the Fund versus that of its respective index is monitored daily. If a tracking error develops, the Fund is rebalanced to bring it in line with the index.

                      Due to the use of sampling techniques, however, neither the stock nor bond holdings of the Fund are expected to track their target benchmarks with the degree of accuracy that complete replication of the indexes would have provided. The principal advantage of this sampling approach is to provide an efficient means of investing in a large universe of stocks and bonds. In particular, the Fund is expected to provide exceptionally broad diversification, and should operate at low costs due to both its "passive" approach to portfolio management and expected low portfolio turnover rate.




THE FUND MAY INVEST   Although it normally seeks to remain substantially fully
IN SHORT-TERM MONEY   invested in securities in the Indexes, the Fund may invest
MARKET INSTRUMENTS    temporarily in certain short-term money market
                      instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include:
                      obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.



DERIVATIVE            Derivatives are instruments whose values are linked to or
INVESTING             derived from an underlying security or index. The most
                      common and conventional types of derivative securities are futures and options.




THE FUND MAY          The Fund may invest in futures contracts and options, but
INVEST IN DERIVATIVE  only to a limited extent. Specifically, the Fund may enter
SECURITIES            into futures contracts provided that not more than 5% of
                      its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

                      The Portfolios may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.


THE FUND MAY          The Fund may also invest modestly in a fairly conservative
INVEST IN CMOs        class of collateralized mortgage obligations (CMOs) which
                      feature a high degree of cash flow predictability and moderate vulnerability to mortgage prepayment risk. To reduce credit risk, Vanguard purchases these less risky classes of collateralized mortgage obligations issued only by agencies of the U.S. Government or privately-issued collateralized mortgage obligations that carry high-quality investment-grade ratings.




THE FUND MAY USE      The Fund may utilize warrants, convertible securities and
WARRANTS, CONVERTIBLE swap agreements to a limited extent. The Fund's investment
SECURITIES AND SWAP   in warrants will not exceed more than 5% of its assets (2%
AGREEMENTS            with respect to warrants not listed on the New York or
                      American Stock Exchanges). Warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a warrant, convertible security or swap agreement is priced more attractively than the underlying equity security or index.
                      While each of these securities can be used as leveraged investments, the Fund may not use them to leverage its net assets.






FUTURES CONTRACTS,    The risk of loss associated with futures contracts in some
OPTIONS, WARRANTS,    strategies can be substantial due both to the low margin
CONVERTIBLE           deposits required and the extremely high degree of
SECURITIES AND SWAP   leverage involved in futures pricing. As a result, a
AGREEMENTS POSE       relatively small price movement in a futures contract may
CERTAIN RISKS         result in an immediate and substantial loss or gain.
                      However, the Fund will not use futures contracts, options, warrants, convertible securities and swap agreements for speculative purposes or to leverage its net assets.
                      Accordingly, the primary risks associated with the use of futures contracts, options, warrants, convertible securities and swap agreements by the Fund are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts, options, warrants, convertible securities and swap agreements; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on an exchange with an active and liquid secondary market. However options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange-traded securities. Illiquid securities, in general, including swap agreements, may not represent more than 15% of the net assets of the Fund.

                      Since there are no futures contracts traded on either the Lehman Brothers Index or the Wilshire 5000, it will be necessary for the Fund to utilize a composite of other futures contracts to simulate the performance of each of these Indexes. This process may magnify the "tracking error" of the Fund's performance compared to that of the Indexes due to lower correlation of the selected futures with the Indexes. The investment adviser will attempt to reduce this tracking error by investing in those futures contracts whose behavior is expected to resemble that of the underlying securities. There can be no assurance that these selected futures will perfectly correlate with the performance of the Indexes.

                      Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Fund in the specific asset for which it is obligated to pay a return.



THE FUND MAY LEND     The Fund may lend its investment securities to qualified
ITS SECURITIES        institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, and such loans may not exceed 33 1/3% of the value of the Fund's net assets.



PORTFOLIO TURNOVER    Although it generally seeks to invest for the long term,
IS NOT EXPECTED TO    the Fund retains the right to sell securities irrespective
EXCEED 100%           of how long they have been held. It is anticipated that
                      the annual portfolio turnover of the Fund will not exceed
                      100%. A turnover rate of 100% would occur, for example, if all of the Fund's securities were replaced within one year. A higher portfolio turnover rate will cause the Fund to incur additional brokerage costs and may cause the Fund to realize a higher level of capital gains or losses. See
                      "Dividends, Capital Gains and Taxes."


THE FUND MAY BORROW   The Fund may borrow money from a bank but only for
MONEY                 temporary or emergency purposes. The Fund would borrow
                      money to meet redemption and purchase needs prior to the
                      settlement of securities already bought or sold or in the
                      process of being
                      bought or sold by the Fund. To the extent that the Fund
                      borrows money, the Fund may be leveraged; at such times,
                      the Fund may appreciate or depreciate in value more
                      rapidly than its benchmark indexes. The Fund will repay
                      any money borrowed in excess of 5% of the value of its net assets prior to purchasing additional securities.
--------------------------------------------------------------------------------


INVESTMENT            The Fund has adopted certain limitations on its investment
LIMITATIONS           practices. Specifically, the Fund will not:



THE FUND HAS ADOPTED  (a) with respect to 75% of its assets, purchase securities
CERTAIN FUNDAMENTAL       of any issuer (except obligations of the U.S.
LIMITATIONS               Government and its instrumentalities) if, as a result,
                          more than 5% of the value of the Fund's assets would be invested in the securities of such issuer;
                      (b) with respect to 75% of its assets, purchase more than
                          10% of the voting securities of any issuer;
                      (c) invest more than 25% of its assets in any one
                          industry;
                      (d) borrow money, except that the Fund may borrow from
                          banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Fund's net assets. Whenever borrowing exceeds 5% of the value of the Fund's net assets, the Fund will not make any additional investments.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information are fundamental and may be changed only with the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------







MANAGEMENT            The Fund is a member of The Vanguard Group of Investment
OF THE FUND           Companies, a family of more than 30 investment companies
                      with more than 90 distinct portfolios and total assets in
VANGUARD ADMINISTERS  excess of $250 billion. Through their jointly-owned
AND DISTRIBUTES THE   subsidiary, The Vanguard Group, Inc. ("Vanguard"), the
FUND                  Fund and the other funds in the Group obtain at cost
                      virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical Services).

                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------





INVESTMENT            The Fund receives all investment advisory services on an
ADVISER               at-cost basis from Vanguard. Vanguard's Core Management
                      Group has primary responsibility for the Fund's stock
VANGUARD MANAGES      holdings, with Vanguard's Fixed Income Group having
THE FUND'S            primary responsibility for the Fund's fixed-income
INVESTMENTS           investments. Both the Core Management and Fixed Income
                      Groups provide investment advisory services to a wide range of other Vanguard funds. As of December 31, 1996, total assets under management were $57 billion for the Core Management Group and approximately $79 billion for the Fixed Income Group. The Fund is not actively managed, but is instead administered by the Core Management and Fixed Income Groups using computerized, quantitative techniques. Both the Core Management and Fixed Income
                      Groups are supervised by the Officers of the Fund.

                      Purchase of portfolio securities may be made either directly from the issuer or from securities dealers. In placing portfolio transactions, Vanguard uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the services needed to provide the best available price and most favorable execution, consideration may be given to those brokers which supply statistical information and provide other services in addition to execution services to the Fund. Fixed-income securities may be sold prior to maturity if circumstances and considerations warrant and if the Fund believes such dispositions are advisable.
--------------------------------------------------------------------------------





DIVIDENDS,            The Fund will distribute substantially all of its net
CAPITAL GAINS         investment income in the form of quarterly dividends.
AND TAXES
                      The Fund's dividend and capital gains distributions may be
THE FUND PAYS         reinvested in additional shares or received in cash. See
QUARTERLY DIVIDENDS   "Choosing a Distribution Option" for a description of
                      these distribution methods.



THE FUND WILL ASSESS   The Fund will automatically deduct a $10 annual account
A $10 ACCOUNT         maintenance fee at a rate of $2.50 per quarter from the
MAINTENANCE FEE       dividend income of each account. If the quarterly dividend for the account is less than the fee to be deducted, the Fund will redeem sufficient shares to make up the difference. The Board of Directors reserves the right to change the annual account maintenance fee to reflect the actual cost of maintaining smaller shareholder accounts. For federal tax purposes, the account maintenance fee does not reduce dividend income and is treated as an investment expense by each shareholder
                      (deductible as a miscellaneous itemized deduction in the case of individual investors). This fee will be waived for shareholders with an account balance of $10,000 or more.

                      In order to satisfy certain requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

                      The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Fund from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends from net investment income will qualify in part for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate taxable qualifying dividend income received by the Fund from domestic (U.S.) sources.

                      Distributions paid by the Fund from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned shares in the Fund. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year. For the Fund, realized capital gains are not expected to be a predictable part of investment return.

                      The Fund will notify its shareholders annually as to the tax status of dividend and capital gains distributions paid by the Fund.



A CAPITAL GAIN OR     A sale of shares of the Fund is a taxable event and may
LOSS MAY BE           result in a capital gain or loss. A capital gain or loss
REALIZED UPON         may be realized from an ordinary redemption of shares or
EXCHANGE OR           an exchange of shares between two mutual funds (or two
REDEMPTION            portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. A shareholder may avoid this withholding requirement by certifying on the Account Registration Form his/her proper Social Security or Employer Identification number and by certifying that he or she is not subject to backup withholding.

                      The Fund has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Fund will be exempt from Pennsylvania personal property taxes.

                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.
--------------------------------------------------------------------------------


THE SHARE PRICE OF    The Fund's share price or "net asset value" per share is
THE FUND              calculated by dividing the total assets of the Fund, less
                      all liabilities, by the total number of shares outstanding. The net asset value per share is determined as of the close of the New York Stock Exchange (generally
                      4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

                      Portfolio securities that are listed on a securities exchange are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean between the bid and ask prices. Unlisted securities for which market quotations are readily available are also valued at the mean of the bid and ask prices.

                      Bond and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional size transactions in similar groups of securities as well as any developments related to specific securities.

                      Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market. Other securities, including restricted securities and other securities for which no quotations are currently available, are valued at fair market value, as determined in good faith by the Board of Directors.

                      The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Group.
--------------------------------------------------------------------------------


GENERAL               The Fund is a Maryland corporation. The Articles of
INFORMATION           Incorporation permit the Directors to issue 1,000,000,000
                      shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering shares of one series.

                      The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash are held by CoreStates Bank, N.A., Philadelphia, PA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN
ACCOUNT AND
PURCHASING
SHARES You may open a regular (non-retirement) account, either by mail or wire. Simply complete and return an Account Registration Form and any required legal documentation, indicating the amount you wish to invest. Your purchase must be equal to or greater than the $3,000 minimum initial investment requirement ($1,000 for Uniform Gifts/Transfers to Minors Act accounts). You must open a new Individual Retirement Account by mail (IRAs may not be opened by wire) using a Vanguard IRA Adoption Agreement. Your purchase must be equal to or greater than the $1,000 minimum initial investment requirement, but no more than $2,000 if you are making a regular IRA contribution. Rollover contributions are generally limited to the amount withdrawn within the past 60 days from an IRA or other qualified retirement plan. If you need assistance with the forms or have any questions about the Fund, please call our Investor Information Department (1-800-662-7447).
                      NOTE: For other types of account registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                      The Fund's shares are purchased at the next-determined net asset value after your investment has been received in the form of Federal Funds. See "When Your Account Will Be Credited." The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE
RESTRICTIONS          1) Because of the risks associated with common stock and
                      bond investments, the Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Consequently, the Fund reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.

                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.

                      The Fund reserves the right to deduct a transaction fee, ranging from 0.15% to 0.25%, from a purchase of Fund shares, if such purchase or cumulative purchases are of a size that is reasonably deemed to be disruptive to efficient portfolio management. The fee will be paid to the Fund to offset transaction costs of buying securities. The fee is not paid to Vanguard and is not a sales charge.

ADDITIONAL
INVESTMENTS           Subsequent investments to regular accounts may be made by
                      mail ($100 minimum), wire ($1,000 minimum), written
                      exchange from another Vanguard Fund account ($100
                      minimum), or Vanguard Fund Express. Subsequent investments to Individual Retirement Accounts may be made by mail
                      ($100 minimum) or exchange from another Vanguard Fund
                      account. In some instances, contributions may be made by
                      wire or Vanguard Fund Express. Please call us for more
                      information on these options.
--------------------------------------------------------------------------------

                                                                    ADDITIONAL INVESTMENTS
                          NEW ACCOUNT                               TO EXISTING ACCOUNTS
PURCHASING BY MAIL        Please include the amount of              Additional investments should
                          your initial investment on the            include the Invest-by-Mail
Complete and sign the     registration form, make your              remittance form attached to your
enclosed Account          check payable to The Vanguard             Fund confirmation statements.
Registration Form         Group-02, and mail to:                    Please make your check payable
                                                                    to The Vanguard Group-02, write
                          VANGUARD FINANCIAL CENTER                 your account number on your
                          P.O. BOX 2600                             check and, using the return
                          VALLEY FORGE, PA 19482-2600               envelope provided, mail to the
                                                                    address indicated on the Invest-
                                                                    by-Mail Form.
For express or            VANGUARD FINANCIAL CENTER                 All written requests should be
registered mail,          455 DEVON PARK DRIVE                      mailed to one of the addresses
send to:                  WAYNE, PA 19087-1815                      indicated for new accounts. Do
                                                                    not send registered or express
                                                                    mail to the post office box
                                                                    address.

--------------------------------------------------------------------------------

PURCHASING BY WIRE

Money should be
wired to:

BEFORE WIRING

Please contact
Client Services
(1-800-662-2739)                   CORESTATES BANK, N.A.
                                   ABA 031000011
                                   CORESTATES NO. 0101 9897
                                   ATTN VANGUARD
                                   VANGUARD BALANCED INDEX FUND
                                   ACCOUNT NUMBER
                                   ACCOUNT REGISTRATION

                      You should notify our Client Services Department of your intended wire purchase, including the federal wire number to be used, by 12:00 noon (Eastern time). To assure proper receipt, please be sure your bank includes the name of the Fund, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address after completing your wire arrangement. NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.
--------------------------------------------------------------------------------

PURCHASING BY
EXCHANGE (from a
Vanguard account)     Telephone exchanges are not accepted for Vanguard Balanced
                      Index Fund. You may, however, open an account by exchange
                      by providing the appropriate information on the Account
                      Registration Form. The new account will have the same
                      registration as the existing account. The Fund reserves
                      the right to refuse any exchange purchase request.
--------------------------------------------------------------------------------

PURCHASING BY
FUND EXPRESS

Automatic Investment  The Fund Express Automatic Investment option, lets you move money automatically from your bank account to your Vanguard account on the schedule (monthly, bimonthly [every other month], quarterly, semiannually, or annually) you select. To establish this Fund Express option, please provide the appropriate information on the Account Registration Form. We will send you a confirmation of your Fund Express enrollment; please wait two weeks before using the service.
--------------------------------------------------------------------------------

CHOOSING A
DISTRIBUTION
OPTION
                      You must select one of three distribution options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividends and
                         capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION -- Your dividends will be paid in
                         cash and your capital gains will be reinvested in additional Fund shares.

                      3. ALL CASH OPTION -- Both dividend and capital gains
                         distributions will be paid in cash.

                      You may change your option by calling our Client Services Department (1-800-662-2739).

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Services Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.
--------------------------------------------------------------------------------

TAX CAUTION

INVESTORS SHOULD ASK
ABOUT THE TIMING OF
CAPITAL GAINS AND
DIVIDEND DISTRIBUTIONS
BEFORE INVESTING
                      Under Federal tax laws, the Fund is required to distribute net capital gains and dividend income to Fund shareholders. These distributions are made to all shareholders who own Fund shares as of the distribution's record date, regardless of how long the shares have been owned. Purchasing shares just prior to the record date could have a significant impact on your tax liability for the year. For example, if you purchase shares immediately prior to the record date of a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Fund shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Fund shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implications the timing of your purchase may have.

                      Prospective investors should, therefore, inquire about potential distributions before investing. The Fund's annual capital gains distribution normally occurs in December, while income dividends are generally paid quarterly in March, June, September and December. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains and Taxes."
--------------------------------------------------------------------------------

IMPORTANT
INFORMATION

ESTABLISHING OPTIONAL
SERVICES
                      The easiest way to establish optional Vanguard services on your account is to select the options you desire when you complete your Account Registration Form. IF YOU WISH TO ADD OPTIONS LATER, YOU MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE
GUARANTEES            For our mutual protection, we may require a signature
                      guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantors that Vanguard deems acceptable. A
                      SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES          Share certificates will not be available for the Fund.

BROKER-DEALER
PURCHASES             If you purchase shares in Vanguard Funds through a
                      registered broker-dealer or investment adviser, the broker-dealer or adviser may charge a service fee.

CANCELLING TRADES     The Fund will not cancel any trade (e.g., a purchase,
                      exchange or redemption) believed to be authentic, received in writing or by telephone, once the trade request has been received.

ELECTRONIC
PROSPECTUS
DELIVERY If you would prefer to receive a prospectus for the Fund or any of the Vanguard Funds in an electronic format, please call 1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-662-7447.
--------------------------------------------------------------------------------

WHEN YOUR
ACCOUNT WILL
BE CREDITED           Your trade date is the date on which your account is
                      credited. If your purchase is made by check, Federal Funds wire or exchange, and is received by the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt.
                      If your purchase is received after the close of the Exchange, your trade date is the next business day. Shares of the Fund are purchased at the net asset value determined on your trade date.

                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.
--------------------------------------------------------------------------------

SELLING YOUR
SHARES You may withdraw any portion of the funds in your account by redeeming shares at any time. You generally may initiate a request by writing or by telephoning. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.
--------------------------------------------------------------------------------

SELLING BY MAIL
                      Requests should be mailed to VANGUARD FINANCIAL CENTER, VANGUARD BALANCED INDEX FUND, P.O. BOX 1120, VALLEY FORGE, PA 19482. (For express or registered mail, send your request to Vanguard Financial Center, Vanguard Balanced Index Fund, 455 Devon Park Drive, Wayne, PA 19087.)

                      The redemption price of shares will be the Fund's net asset value next determined after Vanguard has received all required documents in Good Order.
--------------------------------------------------------------------------------

DEFINITION OF
GOOD ORDER
                      GOOD ORDER means that the request includes the following:

                      1. The account number and Fund name.
                      2. The amount of the transaction (specified in dollars or
                         shares).
                      3. The signatures of all owners EXACTLY as they are
                         registered on the account.
                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that might be
                         required in the case of estates, corporations, trusts, and certain other accounts.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739).
--------------------------------------------------------------------------------

SELLING BY
TELEPHONE
                      To sell shares by telephone, you or your pre-authorized representative may call our Client Services Department at 1-800-662-2739. The proceeds will be sent to you by mail. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any expedited address change to your account. An expedited address change is one that is made by telephone, by Vanguard Online, or, in writing, without the signatures of all account owners. Please see "Important Information About Telephone Transactions."
--------------------------------------------------------------------------------

SELLING BY FUND
EXPRESS

Automatic
Withdrawal
                      With the Fund Express Automatic Withdrawal option, money will be moved automatically from your Vanguard Fund account to your bank account according to the schedule you have selected. You may elect Fund Express on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.
--------------------------------------------------------------------------------

SELLING BY
EXCHANGE You may sell shares of the Fund by making an exchange into another Vanguard Fund account. Please see "Exchanging Your Shares" for details.
--------------------------------------------------------------------------------

IMPORTANT REDEMPTION
INFORMATION
                      Shares purchased by check or Fund Express may be redeemed at any time. However, your redemption proceeds will not be paid until payment for the purchase is collected, which may take up to ten calendar days.
--------------------------------------------------------------------------------

DELIVERY OF
REDEMPTION
PROCEEDS
                      Redemption requests received by telephone prior to the regular close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), are processed on the day of receipt and the redemption proceeds are normally sent on the following business day.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important Redemption Information."

                      If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                      If the Board of Directors determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.
--------------------------------------------------------------------------------

VANGUARD'S AVERAGE
COST STATEMENT        If you make a redemption from a qualifying account,
                      Vanguard will send you an Average Cost Statement which
                      provides you with the tax basis of the shares you
                      redeemed. Please see "Statements and Reports" for
                      additional information.
--------------------------------------------------------------------------------

LOW BALANCE FEE AND
MINIMUM ACCOUNT
BALANCE REQUIREMENT   Due to the relatively high cost of maintaining smaller
                      accounts, the Fund will automatically deduct a $10 annual fee from non-retirement accounts with balances falling below $2,500 ($500 for Uniform Gifts/Transfers to Minors
                      Act accounts). The fee generally will be waived for investors whose aggregate Vanguard assets exceed $50,000.

                      In addition, the Fund reserves the right to liquidate any non-retirement account that is below the minimum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that your account is below the Fund's minimum account balance requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be paid promptly to the registered shareholder.

                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining markets (i.e., a decline in a Fund's net asset value).
--------------------------------------------------------------------------------

EXCHANGING YOUR
SHARES Should your investment goals change, you may exchange your shares of Vanguard Balanced Index Fund for those of other available Vanguard Funds. Exchanges to or from the Fund may be made only by mail. TELEPHONE EXCHANGES BETWEEN NON-RETIREMENTS ACCOUNTS ARE NOT ACCEPTED FOR THE FUND.
--------------------------------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Fund, the name of
                      the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account
                      holders. Send your request to VANGUARD FINANCIAL CENTER,
                      VANGUARD BALANCED INDEX FUND, P.O. BOX 1120, VALLEY FORGE,
                      PA 19482. (For express or registered mail, send your
                      request to Vanguard Financial Center, Vanguard Balanced
                      Index Fund, 455 Devon Park Drive, Wayne, PA 19087.)
--------------------------------------------------------------------------------

IMPORTANT EXCHANGE    Before you make an exchange, you should consider the
INFORMATION           following:

                      - Please read the Fund's prospectus before making an
                        exchange. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      - An exchange is treated as a redemption and a purchase.
                        Therefore, you could realize a taxable gain or loss on the transaction.

                      - Exchanges are accepted only if the registrations and the taxpayer identification numbers of the two accounts are identical.

                      - New accounts are not currently accepted in
                        Vanguard/Windsor Fund.

                      - The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received all required documentation in Good Order.

                      - When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange privilege. However, the Fund reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.
--------------------------------------------------------------------------------

EXCHANGE              The Fund's exchange privilege is not intended to afford
PRIVILEGE             shareholders a way to speculate on short-term movements in
LIMITATIONS           the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Fund has established a policy of limiting excessive exchange activity.

                      Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from the Fund during any twelve-month period. Notwithstanding these limitations, the Fund reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------

IMPORTANT             The ability to initiate redemptions (except wire
INFORMATION ABOUT     redemptions) by telephone is automatically established on
TELEPHONE             your account unless you request in writing that telephone
TRANSACTIONS          transactions on your account not be permitted.

                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK.  To request a transaction by telephone, the caller must know (i) the name of the Portfolio;
                         (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

                      2. PAYMENT POLICY.  The proceeds of any telephone
                         redemption by mail will be made payable to the registered shareowner and mailed to the address of record only.

                      Neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------

TRANSFERRING
REGISTRATION          You may transfer the registration of any of your Fund
                      shares to another person by completing a transfer form and sending it to: VANGUARD FINANCIAL CENTER, P.O. BOX 1110,
                      VALLEY FORGE, PA 19482, ATTENTION: TRANSFER DEPARTMENT.
                      The request must be in Good Order. To obtain a transfer
                      form, please call our Client Services Department
                      (1-800-662-2739).
--------------------------------------------------------------------------------

STATEMENTS AND
REPORTS Vanguard will send you a confirmation statement each time you initiate a transaction in your account except for checkwriting redemptions from Vanguard money market accounts. You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost Statement along with their Fund Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                      Financial reports on the Fund will be mailed to you semiannually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------

OTHER VANGUARD
SERVICES For more information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT
DEPOSIT SERVICE       With Vanguard's Direct Deposit Service, most U.S.
                      Government checks (including Social Security and military pension checks) and private payroll checks may be automatically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.


VANGUARD AUTOMATIC
EXCHANGE SERVICE      Vanguard's Automatic Exchange Service allows you to move
                      money automatically among your Vanguard Fund accounts. For instance, the service can be used to "dollar-cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.


VANGUARD FUND
EXPRESS Vanguard's Fund Express allows you to transfer money between your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund Express application.

                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND     Vanguard's Dividend Express allows you to transfer your
EXPRESS               dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a
                      Vanguard Dividend Express application.

VANGUARD              Vanguard's Tele-Account is a convenient, automated service
TELE-ACCOUNT          that provides share price, price change and yield
                      quotations on Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment. In addition, you may perform investment exchanges of Vanguard
                      Fund shares and redemptions by check using Tele-Account.
                      To contact Vanguard's Tele-Account service, dial
                      1-800-ON-BOARD (1-800-662-6273). A brochure offering detailed operating instructions is available from our Investor Information Department (1-800-662-7447).
COMPUTER ACCESS

VANGUARD ONLINE       Vanguard Online allows you to obtain information via your
KEYWORD: VANGUARD     personal computer on Fund share price, yield, and total
                      return. Vanguard Online is offered through America Online
                      (AOL). To establish an AOL account, call 1-800-238-6336.

VANGUARD ON THE       Vanguard sponsors an education-oriented website offering
WORLD WIDE WEB        news and information about Vanguard Funds and services, as
HTTP://               well as interactive, easy-to-use investment planning
WWW.VANGUARD.COM      tools.
--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------

      P002                                                                                       [LOGO]
                                 LOGO                                              [VANGUARD BALANCED INDEX FUND LOGO]
                                 ---------------------------                      P   R   O   S   P   E   C   T   U   S
                                 THE VANGUARD GROUP
                                 Vanguard Financial Center                                    MARCH 28, 1997
                                 P.O. Box 2600                                               [VANGUARD LOGO]
                                 Valley Forge, PA 19482

                                 INVESTOR INFORMATION
                                 DEPARTMENT:
                                 1-800-662-7447 (SHIP)

                                 CLIENT SERVICES
                                 DEPARTMENT:
                                 1-800-662-2739 (CREW)

                                 TELE-ACCOUNT FOR
                                 24-HOUR ACCESS:
                                 1-800-662-6273 (ON-BOARD)

                                 TELECOMMUNICATION SERVICE
                                 FOR THE HEARING-IMPAIRED:
                                 1-800-662-2738

                                 TRANSFER AGENT:
                                 The Vanguard Group, Inc.
                                 Vanguard Financial Center
                                 Valley Forge, PA 19482

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

LOGO
                                                  A Member of The Vanguard Group
================================================================================

PROSPECTUS -- MARCH 28, 1997
--------------------------------------------------------------------------------

FUND INFORMATION: PARTICIPANT SERVICES -- 1-800-523-1188
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
AND POLICIES          Vanguard Balanced Index Fund, Inc. (the "Fund") is an
                      open-end diversified investment company that invests in a
                      portfolio of common stocks and bonds. The objective of the
                      Fund is to replicate, with respect to 60% of its assets,
                      the investment performance of the Wilshire 5000 Index (the
                      "Wilshire 5000") and, with respect to 40% of its assets,
                      the investment performance of the Lehman Brothers
                      Aggregate Bond Index (the "Lehman Brothers Index"). There
                      is no assurance that the Fund will achieve its stated
                      objective. Shares of the Fund are neither insured nor
                      guaranteed by any agency of the U.S. Government, including the FDIC.
--------------------------------------------------------------------------------

IMPORTANT NOTE        This Prospectus is intended exclusively for participants
                      in employer-sponsored retirement or savings plans, such as tax-qualified pension and profit-sharing plans and 401(k)
                      thrift plans, as well as 403(b) custodial accounts for
                      non-profit educational and charitable organizations.
                      Another version of this Prospectus, containing information on how to open a personal investment account with the
                      Fund, is available for individual investors. To obtain a
                      copy of that version of the Prospectus, please call
                      1-800-662-7447.
--------------------------------------------------------------------------------

OPENING AN
ACCOUNT The Fund is an investment option under a retirement or savings program sponsored by your employer. The administrator of your retirement plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

                      If you have any questions about the Fund, please contact Participant Services at 1-800-523-1188. If you have any questions about your plan account, contact your plan administrator or the organization that provides recordkeeping services for your plan.
--------------------------------------------------------------------------------

ABOUT THIS
PROSPECTUS            This Prospectus is designed to set forth concisely the
                      information you should know about the Fund before you
                      invest. It should be retained for future reference. A
                      "Statement of Additional Information" containing
                      additional information about the Fund has been filed with
                      the Securities and Exchange Commission. This Statement is
                      dated March 28, 1997 and has been incorporated by
                      reference into this Prospectus. A copy may be obtained
                      without charge by writing to the Fund or by calling
                      Participant Services at 1-800-523-1188.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Page                                       Page                                       Page
Fund Expenses ...................  2       Investment Risks  ................. 5      Dividends, Capital Gains and
Financial Highlights ...............3      Who Should Invest ................ 7       Taxes .......................... 13
Yield and Total Return .............3      Implementation of Policies......... 7      The Share Price of the
       FUND INFORMATION                    Investment Limitations ............ 11     Fund ......... 13
Investment Objective   ............. 4     Management of the Fund ........... 12      General Information ............... 14
Investment Policies ................ 4     Investment Adviser ................ 12     Service Guide ..................... 15

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND EXPENSES         The following table illustrates ALL expenses and fees that a shareholder of the Fund would incur. The expenses and fees set forth in the table are for the 1996 fiscal year.

                                                    SHAREHOLDER TRANSACTION EXPENSES
                           -----------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases...............................                None
                           Sales Load Imposed on Reinvested Dividends....................                None
                           Redemption Fees...............................................                None
                           Exchange Fees.................................................                None
                                                     ANNUAL FUND OPERATING EXPENSES
                           -----------------------------------------------------------------------------------
                           Management & Administrative Expenses..........................                0.12%
                           Investment Advisory Fees......................................                0.01
                           12b-1 Fees....................................................                None
                           Other Expenses
                             Distribution Costs..........................................     0.02%
                             Miscellaneous Expenses......................................     0.05
                                                                                              ----
                           Total Other Expenses..........................................                0.07
                                                                                                        ------
                                    TOTAL FUND OPERATING EXPENSES........................                0.20%
                                                                                                        ======

                      The purpose of this table is to assist you in understanding the various costs and expenses that an investor would bear directly or indirectly as a shareholder in the Fund.

                      The Fund reserves the right to deduct a transaction fee, ranging from 0.15% to 0.25%, from a purchase of Fund shares, if such purchase or cumulative purchases are of a size that is reasonably deemed to be disruptive to efficient portfolio management. The fee will be paid to the Fund to offset transaction costs of buying securities. The fee is not paid to Vanguard and is not a sales charge.

                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

                                1 YEAR
                                ------       3 YEARS       5 YEARS       10 YEARS
                                             -------       -------       --------
                                  $2           $ 6           $11           $ 26

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period, have been audited by Price
                      Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the Fund's financial statements and notes thereto which, together with the remaining portions of the Fund's 1996 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional
                      Information and in this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Fund's 1996 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1996 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling Participant Services at 1-800-523-1188.

                                                                                                       SEPT. 28+
                                                                  YEAR ENDED DECEMBER 31,             TO DEC. 31,
                                                           1996       1995       1994       1993         1992
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................  $12.77     $10.34     $10.91     $10.31        $10.00
                                                          ------     ------     ------     ------     ----------
INVESTMENT OPERATIONS
  Net Investment Income.................................     .50        .45        .41        .39           .08
  Net Realized and Unrealized Gain (Loss) on
    Investments.........................................    1.26       2.48       (.58)       .63           .31
                                                          ------     ------     ------     ------     ---------
    TOTAL FROM INVESTMENT OPERATIONS....................    1.76       2.93       (.17)      1.02           .39
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income..................    (.49)      (.45)      (.40)      (.39)         (.08)
  Distributions from Realized Capital Gains.............    (.12)      (.05)        --       (.03)           --
                                                          ------     ------     ------     ------     ---------
    TOTAL DISTRIBUTIONS.................................    (.61)      (.50)      (.40)      (.42)         (.08)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........................  $13.92     $12.77     $10.34     $10.91        $10.31
=================================================================================================================
TOTAL RETURN**..........................................   13.95%     28.64%     (1.56)%    10.00%         3.69%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)....................    $826       $590       $403       $367          $109
Ratio of Expenses to Average Net Assets.................    0.20%      0.20%      0.20%      0.20%         0.22%*
Ratio of Net Investment Income to Average Net Assets....    3.69%      3.85%      3.86%      3.53%         3.76%*
Portfolio Turnover Rate.................................      37%++      16%        16%        25%           17%
Average Commission Rate Paid............................  $.0226        N/A        N/A        N/A           N/A

 * Annualized.

**Subscription period for the Fund was from September 28, 1992, to November 8,
  1992, during which time all assets were held in money market instruments. Performance measurement begins on November 9, 1992.

 + Commencement of operations.
++ Fund turnover rate excluding in-kind redemptions was 30%.
--------------------------------------------------------------------------------

YIELD AND TOTAL
RETURN From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of the Fund is calculated by dividing the net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income earned on the Fund's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Fund to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account.

                      Additionally, the Fund may compare its performance to a number of indexes, including the Wilshire 5000, the Lehman Brothers Aggregate Bond Index, and a composite of the two.
--------------------------------------------------------------------------------

INVESTMENT
OBJECTIVE
THE FUND SEEKS
TO TRACK THE
WILSHIRE 5000 AND THE
LEHMAN BROTHERS
INDEX The Fund is an open-end diversified investment company that invests in a portfolio of common stocks and bonds. The objective of the Fund is to replicate, with respect to 60% of its assets, the investment performance of the Wilshire 5000 and, with respect to 40% of its assets, the investment performance of the Lehman Brothers Aggregate Bond Index ("Lehman Brothers Index"). There is no assurance that the Fund will achieve its stated objective.

                      The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. The Lehman Brothers Index measures the total return (capital change plus income) provided by a universe of fixed-income securities, weighted by market value. The securities included in the index generally have an outstanding market value of at least $100 million, are of investment grade quality and are readily available in the marketplace.

                      The investment objective of the Fund is not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders would be notified of any material change in the Fund's objective.
--------------------------------------------------------------------------------

INVESTMENT
POLICIES
THE FUND USES A
"PASSIVE" APPROACH
TO INVEST IN STOCKS
AND BONDS             The Fund is not managed according to traditional methods
                      of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.
                      Instead, the Fund, utilizing a "passive" or "indexing" investment approach, will attempt to duplicate the investment performance of the stock and bond markets through statistical procedures.

                      Under normal circumstances, the Fund will invest 60% of its net assets in a portfolio of common stocks selected to track the Wilshire 5000 and 40% of its net assets in a portfolio of investment-grade bonds designed to track the Lehman Brothers Index. The Fund may also invest in certain short-term fixed income securities such as cash reserves, although cash and cash equivalents are normally expected to represent less than 1% of the Fund's assets.

                      The Fund's common stock portfolio is designed to have investment characteristics that parallel those of the Wilshire 5000. The Fund is expected to invest in approximately 500 of the largest securities in the Wilshire 5000 as measured by market capitalization and a representative sample of the remainder. Typically, the Fund will hold between 2,200 and 2,400 stocks, which are selected primarily on the basis of market capitalization and industry weightings.

                      The Fund's bond portfolio is designed to have investment characteristics that parallel those of the Lehman Brothers Index, a broad market-weighted index which encompasses four major classes of investment grade fixed-income securities in the United States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mortgage-backed securities, with maturities greater than one year. The Fund will invest in a representative sample of fixed-income securities in the Lehman Brothers Index, which, taken together, are expected to perform similarly to the Index.

                      The Fund may, from time to time, substitute one type of investment grade bond for another. For instance, the Fund may hold more short-term corporate bonds (fewer short-term U.S. Treasury bonds) than represented in the Index so as to increase income. This corporate substitution strategy will entail the assumption of additional credit risk; however, substantial diversification within the corporate sector should moderate issue-specific credit risk. In addition, current investment policy restricts corporate substitutions to issues with less than 4 years remaining to maturity and in aggregate no more than 15% of net assets. Overall, credit risk is expected to be very low for the Fund.

                      The Fund may also invest up to 30% of its assets in stock or bond futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. The Fund will not invest in futures contracts, options, or cash reserves as part of a temporary defensive strategy, such as lowering the Fund's investment allocation in common stocks to protect against potential stock market declines. The Fund intends to remain fully invested, to the extent practicable, in a pool of securities which will duplicate the investment characteristics of the Wilshire 5000 and Lehman Brothers Indexes. See "Implementation of Policies" for a description of these and other investment practices of the Fund.

                      The Fund is responsible for voting the shares of all securities it holds.

                      These investment policies are not fundamental and so may be changed by the Board of Directors without shareholder approval. However, shareholders will be notified of any material change in the Fund's policies.
--------------------------------------------------------------------------------

INVESTMENT
RISKS
INVESTORS ARE EXPOSED
TO STOCK MARKET AND
INTEREST RATE RISK    As with any investment program, the Fund entails certain
                      risks. As a mutual fund investing 60% of its assets in common stocks, the Fund is subject to STOCK MARKET
                      RISK -- i.e., the possibility that stock prices in general will decline over short or even extended periods. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

                      To illustrate the volatility of stock prices, the following table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1996, as measured by the Standard & Poor's 500 Composite Stock Price Index. (The Standard & Poor's 500 Index is shown here, because the S&P 500 Index, unlike the Wilshire 5000, has been in existence for all of the periods shown.)


                                             AVERAGE ANNUAL U.S. STOCK MARKET
                                                          RETURNS (1926-1996)
                                                  OVER VARIOUS TIMES HORIZONS
                                       1 YEAR  5 YEARS  10 YEARS     20 YEARS
                                       ------  -------  --------     --------
                               Best    +53.9%   +23.9%   +20.1%       +16.9%
                               Worst   -43.3%   -12.5%   - 0.9%       + 3.1%
                               Average +12.7%   +10.4%   +10.8%       +10.8%


                      As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.8% for all 10-year periods from 1926 to 1996. The return in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year. (Moreover, because the Fund invests in common stocks in the Wilshire 5000, which includes large-, medium- and small-capitalization companies, the Fund's stock holdings may be more volatile than the results shown here.)

                      Since the Fund also invests in bonds, investors in the Fund are also exposed to INTEREST RATE RISK -- i.e., fluctuations in the market value of bonds due to changing interest rates. Bond prices are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stocks, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices. For example, bond prices fell 48% from December 1976 to September 1981. However, a decline in the market value of bonds may be offset in whole or in part by the high level of income that bonds provide.

                      To a limited extent, the Fund is also subject to CREDIT RISK -- i.e., the likelihood that a bond issuer will fail to make timely payments of interest and principal to the Fund. Such credit risk is expected to be low, however, due to the credit quality and diversification of the Fund's bond investments.

                      From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially lower return) than a mutual fund investing exclusively in common stocks.
--------------------------------------------------------------------------------

WHO SHOULD INVEST
INVESTORS SEEKING A
BALANCE BETWEEN
CURRENT INCOME AND
CAPITAL GROWTH        The Fund is designed for conservative investors seeking a
                      long-term investment offering both current income and the potential for capital growth. By balancing its investments among common stocks and bonds, the Fund is expected to provide lower investment risk and share price volatility than a mutual fund which invests exclusively in common stocks. The Fund is thus suitable for investors who wish to gain exposure to the potential capital growth provided by the stock market, while limiting investment risk. Such a balanced investment program might be particularly well-suited to long-term investment objectives such as retirement savings. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Investors who engage in excessive account activity generate additional costs which are borne by all of the Fund's shareholders. In order to minimize such costs the Fund has adopted the following policies. The
                      Fund reserves the right to reject any purchase request
                      (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Fund reserves the right to suspend the offering of its shares.


                      The Fund also offers investors the advantages of a "passive" approach to investing. These include low investment costs, exceptional diversification among a wide range of stocks and bonds, minimal portfolio turnover, and relative predictability. Unlike other mutual funds, which generally attempt to "beat" market averages with often unpredictable results, the Fund seeks to "match" the performance of its underlying indexes and thus is expected to provide a highly predictable return relative to these benchmarks.


                      However, shareholders should expect to be fully exposed to the market risks inherent in investing in stocks and bonds. As the prices of stocks and bonds may be volatile, only investors able to tolerate short-term, possibly substantial fluctuations in the value of their investment, brought about by generally declining stock or bond prices, should contemplate an investment in the Fund. The balanced investment approach of the Fund tends to reduce exposure to stock and bond market risks; it does not eliminate them.

                      Investors may wish to reduce the potential risk of investing in the Fund by purchasing shares on a regular, periodic basis (dollar-cost averaging) rather than making an investment in one lump sum.
--------------------------------------------------------------------------------

IMPLEMENTATION OF
POLICIES The Fund utilizes a number of investment practices in an effort to achieve its stated investment objective.

THE FUND INVESTS IN A
SAMPLE OF ALL U.S.
COMMON STOCKS         The Fund's common stock investments will be selected from
                      securities included in the Wilshire 5000, an index of all regularly and publicly traded U.S. common stocks that trade on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market. Approximately 7,000 stocks, including large-, medium-, and small-capitalization companies, are included in the Wilshire 5000 Index, which serves as a proxy for the complete U.S. stock market.

                      Under normal circumstances, the Fund will invest 60% of its net assets in common stocks included in the Wilshire 5000. In an effort to replicate the investment performance of the Wilshire 5000, the Fund's common stock holdings will include approximately 500 of the largest market capitalization stocks in the Index and an additional representative sample of the remaining stocks. The high transaction costs and illiquidity of many of the smaller stocks in the Wilshire 5000 make complete replication of the Index's holdings impractical.

COMMON STOCKS ARE
SELECTED USING
OPTIMIZATION
TECHNIQUES            The stocks of the Wilshire 5000 included in the Fund are
                      selected using a statistical technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, and debt-to-asset ratios, as well as dividend yields) match those of the Wilshire 5000. For instance, if 10% of the capitalization of the Wilshire 5000 consists of utility companies with relatively large market capitalizations, then the Fund's stock holdings are constructed so that approximately 10% of the Fund's stocks represent utilities with relatively large capitalizations. The Fund is not sponsored, endorsed, sold or promoted by Wilshire Associates.
                      Wilshire(R) and Wilshire 5000(R) are registered service marks of Wilshire Associates.

THE FUND INVESTS
IN A SAMPLE OF ALL
U.S. INVESTMENT
GRADE DEBT            Under normal circumstances, the Fund will invest 40% of
                      its net assets in fixed-income securities included in the Lehman Brothers Index, an index of U.S. investment-grade, fixed-income securities. More than 5,500 individual bond issues, including U.S. Treasury and Government agency securities, corporate debt obligations, and mortgage-backed securities are included in the Lehman
                      Brothers Index.

                      The securities included in the Lehman Brothers Index in which the Fund may invest generally meet the following criteria, as defined by Lehman Brothers: an effective maturity of not less than one year; an outstanding market value of at least $100 million; investment grade quality -- i.e., rated a minimum of Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation; and general availability in the marketplace. If a security held in the Fund's portfolio is downgraded to a rating below these minimum standards, the Fund may continue to hold it until such time as the adviser deems it most advantageous to dispose of the security.

BONDS ARE SELECTED
USING A STRATIFIED
SAMPLING TECHNIQUE    The Fund will be unable to hold all of the individual
                      issues which comprise the Lehman Brothers Index because of the large number of securities involved. Instead, the Fund will hold a representative sample of the securities in the Index, selecting a few issues to represent entire
                      "classes" or types of securities in the Index. The Fund will be constructed so as to approximately match the composition of its benchmark index, after adjusting for the corporate substitution policy described on page 5.

                      At the broadest level, and adjusted for the corporate substitution strategy, the Fund will seek to hold securities which reflect the weighting of the major asset classes in the Lehman Brothers Index -- U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. For example, if U.S. Treasury and agency securities represent approximately 60% of the Index's interest rate risk, then approximately 60% of the Fund's interest rate risk will come from such securities.

                      Similarly, if corporate bonds represent 20% of the interest rate risk of the Index, then they will represent approximately 20% of the interest rate risk of the Fund.


THE FUND'S RETURNS
SHOULD BE CLOSELY
CORRELATED WITH ITS
UNDERLYING INDEXES    Such a sampling technique is expected to be an effective
                      means of substantially duplicating the income and capital returns provided by each index. Over time, the correlation between the performance of the Fund and its indexes is expected to be 0.95 or higher. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index
                      (without taking into consideration the effect of the Fund's common stock holdings). The performance of the Fund versus that of its respective index is monitored daily. If a tracking error develops, the Fund is rebalanced to bring it in line with the index.


                      Due to the use of sampling techniques, however, neither the stock nor bond holdings of the Fund are expected to track their target benchmarks with the degree of accuracy that complete replication of the indexes would have provided. The principal advantage of this sampling approach is to provide an efficient means of investing in a large universe of stocks and bonds. In particular, the Fund is expected to provide exceptionally broad diversification, and should operate at low costs due to both its "passive" approach to portfolio management and expected low portfolio turnover rate.


THE FUND MAY INVEST
IN SHORT-TERM MONEY
MARKET INSTRUMENTS    Although it normally seeks to remain substantially fully
                      invested in securities in the Indexes, the Fund may invest temporarily in certain short-term money market instruments. Such securities may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities include:
                      obligations of the United States Government and its agencies or instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.


DERIVATIVE
INVESTING             Derivatives are instruments whose values are linked to or
                      derived from an underlying security or index. The most common and conventional types of derivative securities are futures and options.

THE FUND MAY
INVEST IN DERIVATIVE
SECURITIES            The Fund may invest in futures contracts and options, but
                      only to a limited extent. Specifically, the Fund may enter into futures contracts provided that not more than 5% of its assets are required as a futures contract deposit; in addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Fund's assets.

                      Futures contracts and options may be used for several common fund management strategies: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index.

                      The Fund may use futures contracts for bona fide "hedging" purposes. In executing a hedge, a manager sells, for example, stock index futures to protect against a decline in the stock market. As such, if the market drops, the value of the futures position will rise, thereby offsetting the decline in value of the Fund's stock holdings.

THE FUND MAY
INVEST IN CMOS        The Fund may also invest modestly in a fairly conservative class of collateralized mortgage obligations (CMOs) which feature a high degree of cash flow predictability and moderate vulnerability to mortgage prepayment risk. To reduce credit risk, Vanguard purchases these less risky classes of collateralized mortgage obligations issued only by agencies of the U.S. Government or privately-issued collateralized mortgage obligations that carry high-quality investment-grade ratings.

THE FUND MAY USE
WARRANTS, CONVERTIBLE
SECURITIES AND SWAP
AGREEMENTS            The Fund may utilize warrants, convertible securities and
                      swap agreements to a limited extent. The Fund's investment in warrants will not exceed more than 5% of its assets (2% with respect to warrants not listed on the New York or American Stock Exchanges). Warrants, convertible securities and swap agreements may be used for several reasons: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a warrant, convertible security or swap agreement is priced more attractively than the underlying equity security or index.
                      While each of these securities can be used as leveraged investments, the Fund may not use them to leverage its net assets.

FUTURES CONTRACTS,
OPTIONS, WARRANTS,
CONVERTIBLE SECURITIES
AND SWAP AGREEMENTS
POSE CERTAIN RISKS    The risk of loss associated with futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain.
                      However, the Fund will not use futures contracts, options, warrants, convertible securities and swap agreements for speculative purposes or to leverage its net assets.
                      Accordingly, the primary risks associated with the use of futures contracts, options, warrants, convertible securities and swap agreements by the Fund are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts, options, warrants, convertible securities and swap agreements; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on an exchange with an active and liquid secondary market. However options, warrants, convertible securities and swap agreements purchased or sold over-the-counter may be less liquid than exchange-traded securities. Illiquid securities, in general, including swap agreements, may not represent more than 15% of the net assets of the Fund.

                      Since there are no futures contracts traded on either the Lehman Brothers Index or the Wilshire 5000, it will be necessary for the Fund to utilize a composite of other futures contracts to simulate the performance of each of these Indexes. This process may magnify the "tracking error" of the Fund's performance compared to that of the Indexes due to lower correlation of the selected futures with the Indexes. The investment adviser will attempt to reduce this tracking error by investing in those futures contracts whose behavior is expected to resemble that of the underlying securities. There can be no assurance that these selected futures will perfectly correlate with the performance of the Indexes.

                      Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, the Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Fund in the specific asset for which it is obligated to pay a return.

THE FUND MAY LEND
ITS SECURITIES        The Fund may lend its investment securities to qualified
                      institutional investors for either short-term or long-term purposes of realizing additional income. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, and such loans may not exceed 33 1/3% of the value of the Fund's securities.

PORTFOLIO TURNOVER
IS NOT EXPECTED TO
EXCEED 100%           Although it generally seeks to invest for the long term,
                      the Fund retains the right to sell securities irrespective of how long they have been held. It is anticipated that the annual portfolio turnover of the Fund will not exceed
                      100%. A turnover rate of 100% would occur, for example, if all of the Fund's securities were replaced within one year. A higher portfolio turnover rate will cause the Fund to incur additional brokerage costs. Ordinarily, securities will be sold only to reflect certain administrative changes in an index (including mergers or changes in the composition of an index) or to accommodate cash flows into or out of the Fund while maintaining the similarity of the Fund to its benchmark index.

THE FUND MAY
BORROW MONEY          The Fund may borrow money from a bank but only for
                      temporary or emergency purposes. The Fund would borrow
                      money to meet redemption and purchase needs prior to the
                      settlement of securities already bought or sold or in the
                      process of being bought or sold by the Fund. To the extent that the Fund borrows money, the Fund may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark indexes. The Fund will
                      repay any money borrowed in excess of 5% of the value of
                      its assets prior to purchasing additional securities.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS
THE FUND HAS ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS           The Fund has adopted certain limitations on its investment practices. Specifically, the Fund will not:

                      (a) with respect to 75% of its assets, purchase securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the value of the Fund's assets would be invested in the securities of such issuer;

                      (b) with respect to 75% of its assets, purchase more than
                          10% of the voting securities of any issuer;

                      (c) invest more than 25% of its assets in any one industry;

                      (d) borrow money, except that the Fund may borrow from
                          banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Fund's net assets. Whenever borrowing exceeds 5% of the value of the Fund's net assets, the Fund will not make any additional investments.

                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information are fundamental and may be changed only with the approval of a majority of the Fund's shareholders.
--------------------------------------------------------------------------------

MANAGEMENT
OF THE FUND
VANGUARD ADMINISTERS
AND DISTRIBUTES
THE FUND The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 90 distinct portfolios and total assets in excess of $250 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical Services).

                      The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.
--------------------------------------------------------------------------------

INVESTMENT
ADVISER
VANGUARD MANAGES
THE FUND'S
INVESTMENTS           The Fund receives all investment advisory services on an
                      at-cost basis from Vanguard. Vanguard's Core Management
                      Group has primary responsibility for the Fund's stock holdings, with Vanguard's Fixed Income Group having primary responsibility for the Fund's fixed-income investments. Both the Core Management and Fixed Income
                      Groups provide investment advisory services to a wide range of other Vanguard funds. As of December 31, 1996, total assets under management were $57 billion for the Core Management Group and approximately $79 billion for the Fixed Income Group. The
                      Fund is not actively managed, but is instead administered by the Core Management and Fixed Income Groups using computerized, quantitative techniques. Both the Core
                      Management and Fixed Income Groups are supervised by the Officers of the Fund.

                      Purchase of portfolio securities may be made either directly from the issuer or from securities dealers. In placing portfolio transactions, Vanguard uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution at the lowest commission rate. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the services needed to provide the best available price and most favorable execution, consideration may be given to those brokers which supply statistical information and provide other services in addition to execution services to the Fund. Fixed-income securities may be sold prior to maturity if circumstances and considerations warrant and if the Fund believes such dispositions are advisable.
--------------------------------------------------------------------------------

DIVIDENDS,
CAPITAL GAINS
AND TAXES
THE FUND PAYS
QUARTERLY DIVIDENDS   The Fund will distribute substantially all of its net
                      investment income in the form of quarterly dividends. In order to satisfy certain requirements of the Tax Reform
                      Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during December.
                      All dividend and capital gains distributions are automatically reinvested in additional shares of the Fund.

                      The Fund intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders.

                      If you utilize the Fund as an investment option in an employer-sponsored retirement savings plan, dividend and capital gains distributions from the Fund ordinarily will not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, employer-sponsored retirement and savings plans are governed by complex tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description, or a professional tax adviser regarding the tax consequences of your participation in the plan and of any plan contributions or withdrawals.
--------------------------------------------------------------------------------

THE SHARE PRICE
OF THE FUND           The Fund's share price or "net asset value" per share is
                      calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value per share is determined as of the close of the New York Stock Exchange (generally
                      4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

                      Portfolio securities that are listed on a securities exchange are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean between the bid and ask prices. Unlisted securities for which market quotations are readily available are also valued at the mean of the bid and ask prices.

                      Bond and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security but take into account institutional size transactions in similar groups of securities as well as any developments related to specific securities.

                      Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market. Other securities, including restricted securities and other securities for which no quotations are currently available, are valued at fair market value, as determined in good faith by the Board of Directors.

                      The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Group.
--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Fund is a Maryland corporation. The Articles of
                      Incorporation permit the Directors to issue 1,000,000,000 shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Fund is offering shares of one series.

                      The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash are held by CoreStates Bank, N.A., Philadelphia, PA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP, serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
--------------------------------------------------------------------------------

                                 SERVICE GUIDE

PARTICIPATING IN
YOUR PLAN             The Fund is available as an investment option in your
                      retirement or savings plan. The administrator of your plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.


                      If you have any questions about the Fund, including the Fund's investment objective, policies, risk characteristics or historical performance, please contact Vanguard's Institutional Participant Services at 1-800-523-1188.


                      If you have questions about your account, contact your plan administrator or the organization which provides recordkeeping services for your plan.
--------------------------------------------------------------------------------

INVESTMENT OPTIONS,
ALLOCATIONS AND
PAYROLL CHANGES       You may be permitted to elect different investment
                      options, alter the amounts contributed to your plan, or
                      change how contributions are allocated among your
                      investment options in accordance with your plan's specific provisions. See your plan administrator or employee
                      benefits office for more details.
--------------------------------------------------------------------------------

TRANSACTIONS IN
FUND SHARES           Contributions, exchanges or redemptions of the Fund's
                      shares are effective when received in "good order" by Vanguard. "Good order" means that complete information on the contribution, exchange or redemption and the appropriate signatures and monies have been received by Vanguard.


                      Vanguard must consider the interests of all Fund shareholders. Therefore, for institutional investors who are not participants in a retirement or savings plan, we reserve the right to:



                      - Delay or reject any purchase or exchange request that
                        may disrupt the Fund's operation or performance.


                      - Revise or terminate the exchange privilege or limit the
                        amount of an exchange, at any time, without notice.

                      - Take up to seven days to deliver your redemption
                        proceeds.

                      - Pay redemption proceeds--in whole or in part--through a
                        distribution in kind of readily marketable securities.
--------------------------------------------------------------------------------

MAKING EXCHANGES      Your plan may allow you to exchange monies from one
                      investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Certain investment options, particularly company stock or investment contracts, may be subject to unique restrictions.

                      Before making an exchange, you should consider the following:

                      - If you are making an exchange to another Vanguard Fund,
                        please read the Fund's prospectus. Contact Participant Services at 1-800-523-1188 for a copy.

                      - Exchanges are accepted by Vanguard only as permitted by
                        your plan. Your plan administrator can explain how frequently exchanges are allowed.
--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

--------------------------------------------------------------------------------
        LOGO                                                                                                                  LOGO
        ---------------------------                                                                                           LOGO
        THE VANGUARD GROUP                                                                   I  N  S  T  I  T  U  T  I  O  N  A  L
        Vanguard Financial Center                                                                     P  R  O  S  P  E  C  T  U  S
        P.O. Box 2900                                                                                               MARCH 28, 1997
        Valley Forge, PA 19482                                                                                                LOGO
        INSTITUTIONAL PARTICIPANT
        SERVICES DEPARTMENT:
        1-800-523-1188
        TRANSFER AGENT:
        The Vanguard Group, Inc.
        Vanguard Financial Center
        Valley Forge, PA 19482
        I002

--------------------------------------------------------------------------------

                                     PART B

                       VANGUARD BALANCED INDEX FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 28, 1997

     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated March 28, 1997). To obtain the Prospectus please call:

                      VANGUARD INVESTOR INFORMATION CENTER
                                 1-800-662-7447

                               TABLE OF CONTENTS


                                                                                            PAGE
                                                                                            ----
Investment Objective and Policies.........................................................     1
Investment Limitations....................................................................     4
Yield and Total Return....................................................................     6
Purchase of Shares........................................................................     6
Redemption of Shares......................................................................     6
Management of the Fund....................................................................     7
Portfolio Transactions....................................................................     9
Financial Statements......................................................................    10
Performance Measures......................................................................    10
Appendix A -- Description of Bond Ratings.................................................    13
Appendix B -- Historical Performance One-Year Total Returns...............................    13


                       INVESTMENT OBJECTIVE AND POLICIES

     REPURCHASE AGREEMENTS Vanguard Balanced Index Fund, Inc. (the "Fund") may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a Federal Reserve member bank with minimum assets of at least $2 billion or a registered securities dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's net assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES The Fund may lend its securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and
(d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.


     FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, WARRANTS, CONVERTIBLE SECURITIES AND SWAP AGREEMENTS The Fund may enter into futures contracts, warrants, options on futures contracts, convertible securities and swap agreements for the purpose of simulating full investment in the underlying Indexes and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith initial margin deposit in cash or securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold with deposits that may range upward from less than 5% of the value of the contract being traded. The Fund's initial margin requirement is ordinarily in the form of U.S. Treasury securities. These securities are segregated in a separate custody account at the Fund's custodian bank; they are not delivered to the futures dealer.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its initial margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund also bears the risk that the adviser will incorrectly predict future stock market trends. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. Unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

                             INVESTMENT LIMITATIONS

     The following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940). The Fund may not:

      1) invest in commodities or purchase real estate, although it may purchase and sell securities of companies which deal in real estate or interests therein, and the Fund may purchase and sell stock index and interest rate futures contracts and options;


      2) purchase securities on margin or sell securities short (the deposit or payment by the Fund of initial or variation margin in order to engage in a futures contract is not considered the purchase of a security on margin);


      3) with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any company;

      4) with respect to 75% of the Fund's total assets, invest more than 5% of the value of its total assets in the securities of any single issuer except obligations of the U.S. Government and its instrumentalities;

      5) borrow money, except that the Fund may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments;

      6) pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of the value of its total assets;

      7) issue senior securities. Collateral arrangements with regard to initial and variation margin on interest-rate futures contracts shall not be considered issuance of a senior security;

      8) engage in the business of underwriting securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities;

      9) purchase or acquire securities if more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc.);

     10) invest for the purpose of controlling management of any company;

     11) invest its assets in securities of other investment companies except by purchase in the open market involving only customary broker's commissions or as part of a merger, consolidation, reorganization or purchase of assets approved by the Fund's shareholders or as provided for by the Investment Company Act of 1940, and any regulations thereunder, including any interpretation of, or exemptive relief provided by, the Securities and Exchange Commission;

     12) have dealings on behalf of the fund with Officers and Directors of the Fund, except for the purchase or sale of securities on an agency or commission basis;

     13) make loans to any Officers, Directors or employees of the Fund;

     14) invest in assessable securities or securities involving unlimited liability on the part of the holders thereof;

     15) make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, which are either publicly distributed or customarily purchased by institutional investors) and
         (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act of 1940 or the Rules and Regulations or interpretations of the Commission thereunder;

     16) invest directly in oil, gas or other mineral exploration or development programs.


     The investment limitations set forth above are considered at the time that the Fund purchases securities. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "The Vanguard Group." As non-fundamental policies, the Fund will not (i) purchase or retain securities of an issuer if those Officers and Directors of the Fund and/or its Investment Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities; or (ii) invest more than 5% of total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation.

                             YIELD AND TOTAL RETURN

     Yields are calculated daily and premiums and discounts on asset-backed securities are not amortized.

     Total return is computed by finding the average compounded rates of return over the one-year and since inception periods that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

     The yield of the Fund for the 30 days ended December 31, 1996 was 3.64%. The total return of the Fund for the fiscal year ended December 31, 1996 and since November 9, 1992 (Subscription period September 28, 1992 through November 8, 1992) was +13.95%* and 12.79%*.

*Performance figures are not adjusted for the $10 annual account maintenance fee.

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments as well as redemption fees for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares. The Fund reserves the right to require investors purchasing shares in the amount of $10 million or more to pay a transaction fee to offset the transaction costs associated with purchases of securities by the Fund as a result of such investor's purchases.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Director*
     Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive
Officer & Director*
     President, Chief Executive Officer and Director of The Vanguard Group, Inc. and each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Director

     Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc. and Westinghouse Electric Corporation.


BARBARA BARNES HAUPTFUHRER, Director
     Director of The Great Atlantic and Pacific Tea Company, ALCO Standard Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director
     President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

BURTON G. MALKIEL, Director
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Director
     Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company and The Standard Products Company.

JOHN C. SAWHILL, Director
     President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co., and President, New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company and NACCO Industries.

JAMES O. WELCH, JR., Director
     Retired Chairman of Nabisco Brands Inc. and retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corporation.

J. LAWRENCE WILSON, Director
     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
     Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------

*Officers of the Fund are "interested persons" as defined in the Investment
 Company Act of 1940.

     THE VANGUARD GROUP The Fund is a member of the Vanguard Group of Investment Companies which consists of more than 30 investment companies.

     Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The Funds' Service Agreement provides for the following arrangement: (1) each Vanguard Fund may invest a maximum of 0.40% of its assets in Vanguard and (2) there is no restriction on the maximum cash investment that the Vanguard Funds may make in Vanguard. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1996, the Fund had contributed capital of $71,000 to Vanguard, representing .4% of Vanguard's capitalization.

     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the year ended December 31, 1996, the Fund paid approximately $812,000 in management and administration expenses.

     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the year ended December 31, 1996 the Fund paid approximately $162,000 in distribution and marketing expenses.

     INVESTMENT ADVISORY SERVICES Vanguard provides investment advisory services to the Fund; Vanguard Municipal Bond Fund, Vanguard Bond Index Fund, Vanguard Money Market Reserves, Vanguard Treasury Fund, several Portfolios of Vanguard Variable Insurance Funds, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard International Equity Index Fund, Vanguard Admiral Funds, Vanguard Index Trust, Vanguard Institutional Index Fund, Vanguard Tax-Managed Fund, the REIT Index Portfolio of

Vanguard Specialized Portfolios, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the Total International Portfolio of Vanguard STAR Fund, a portion of the assets of Vanguard/Windsor II Fund, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. During the fiscal year ended December 31, 1996, the Fund paid approximately $53,000 of Vanguard's expenses relating to investment advisory services.


     REMUNERATION OF DIRECTORS AND OFFICERS The Fund pays each Director, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. For the year ended December 31, 1996, the Fund's share of such compensation was approximately $20,394.


     Directors who are not Officers are paid an annual fee upon retirement equal to $1,000 for each year of service on the Board. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of the Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. For the year ended December 31, 1996, the Fund's share of such expenses was approximately $600.

     The following table provides detailed information with respect to the amounts paid or accrued for the Directors for the fiscal year ended December 31, 1996.

                          VANGUARD BALANCED INDEX FUND
                               COMPENSATION TABLE

                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT      PAID TO DIRECTORS(2)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1)                     --                   --                       --                      --
John J. Brennan(1)                   --                   --                       --                      --
Barbara Barnes Hauptfuhrer         $223                  $35                  $15,000                 $65,000
Robert E. Cawthorn                 $223                  $29                  $13,000                 $65,000
Bruce K. MacLaury                  $242                  $33                  $12,000                 $60,000
Burton G. Malkiel                  $223                  $23                  $15,000                 $65,000
Alfred M. Rankin, Jr.              $223                  $18                  $15,000                 $65,000
John C. Sawhill                    $223                  $22                  $15,000                 $65,000
James O. Welch, Jr.                $223                  $27                  $15,000                 $65,000
J. Lawrence Wilson                 $223                  $19                  $15,000                 $65,000

(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

                             PORTFOLIO TRANSACTIONS


     In placing portfolio transactions, Vanguard uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available are considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration will be given to those brokers which supply statistical information and provide other services in addition to execution services to the Fund.



     The Fund's bond investments are generally purchased and sold through principal transactions, meaning that the Fund normally purchases bonds directly from the issuer or a primary market-maker acting as principal for the bonds on a net basis. Explicit brokerage commissions are not paid on these transactions, although the purchase price for bonds usually includes an undisclosed compensation. Purchases from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices).

     Vanguard's Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Fund's bonds, and is responsible for getting the best available price and most favorable execution for all transactions. When the Fund purchases a newly issued bond at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset its management expenses. The Group is required to seek best execution of all transactions and is not authorized to pay a higher brokerage commission solely on account of the receipt of research or other services.



     The Fund's adviser evaluates the reasonableness of any commissions paid by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information;
(c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


     During the fiscal years ended December 31, 1995 and 1996 the Fund paid approximately $36,219 and $80,605 in brokerage commissions.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the year ended December 31, 1996, including the financial highlights for each of the respective periods presented, appearing in the Vanguard Balanced Index Fund's 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of the Vanguard Group of Investment Companies.

     Each of the investment company members of the Vanguard Group, including Vanguard Balanced Index Fund, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX -- a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000, a widely-used benchmark for small capitalization common stocks.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                   APPENDIX A -- DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. description of its four highest preferred bond ratings:

     Aaa -- judged to be the best quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds;
A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Corporation description of its four highest stock ratings:

     AAA -- highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations, a very strong capacity to pay interest and repay principal and differs from AAA -- issues only in small degree; A -- regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment.

     Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

          APPENDIX B -- HISTORICAL PERFORMANCE ONE-YEAR TOTAL RETURNS*

                                                                        LEHMAN BROTHERS     BALANCED
                                                           WILSHIRE        AGGREGATE        PORTFOLIO
                                                             5000         BOND INDEX        (60/40)**
                                                           --------     ---------------     ---------
    1987.................................................     2.27             2.76             3.91
    1988.................................................    17.94             7.89            13.87
    1989.................................................    29.17            14.53            23.30
    1990.................................................    -6.18             8.96            -0.11
    1991.................................................    34.20            16.00            26.90
    1992.................................................     8.97             7.40             8.41
    1993.................................................    11.28             9.75            10.72
    1994.................................................    -0.06            -2.92            -1.15
    1995.................................................    36.45            18.47            29.03
    1996.................................................    21.21             3.63            14.01
    Cumulative...........................................   293.20           125.47           222.74
    Annualized...........................................    14.67             8.47            12.43

 * These total return figures are based on historical earnings and are not intended to indicate future performance.

** A hypothetical portfolio for which 60% of its assets track the Wilshire 5000 and 40% of its assets track the Lehman Brothers Aggregate Bond Index. Assumes monthly rebalancing to 60/40 mix.